INTANGIBLE ASSETS - Future amortization of intangible assets, net (Details) (USD $)	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Intangible Assets - Future Amortization Of Intangible Assets Net Details
2013	$ 52,639	$ 70,186
2014	70,186	70,186
2015	70,186	70,186
2016	70,186	70,186
2017 and thereafter	211,408	211,408
Total	$ 474,605	$ 492,152